MAINSTAY VP SERIES FUND, INC.

MainStay VP Capital Appreciation Portfolio	MainStay VP Mid Cap Growth Portfolio
MainStay VP Developing Growth Portfolio	MainStay VP Mid Cap Value Portfolio
MainStay VP High Yield Corporate Bond Portfolio	MainStay VP Total Return Portfolio

Supplement dated June 29, 2009 (“Supplement”)
to the Prospectus dated May 1, 2009 (“Prospectus”)

This Supplement updates certain information contained in the above-dated Prospectus for MainStay VP Capital Appreciation Portfolio, MainStay VP Developing Growth Portfolio, MainStay VP High Yield Corporate Bond Portfolio, MainStay VP Mid Cap Growth Portfolio, MainStay VP Mid Cap Value Portfolio and MainStay VP Total Return Portfolio (each a “Portfolio” and collectively, the “Portfolios”) each a series of MainStay VP Series Fund, Inc. (the “Fund”).  You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Portfolio Holdings Disclosure

At a meeting held on June 18, 2009, the Fund’s Board of Directors (the “Board”) approved changes in the timing of the release of portfolio holdings information for the MainStay VP High Yield Corporate Bond Portfolio.  As a result, the last paragraph on page 128 of the Prospectus is revised as follows:

A description of the Fund’s policies and procedures with respect to the disclosure of each of the Portfolio’s portfolio securities holdings is available in the Fund’s SAI.  The Fund will publish quarterly a list of each Portfolio’s ten largest holdings and publish monthly (quarterly, with respect to the MainStay VP High Yield Corporate Bond Portfolio) a complete schedule of each Portfolio’s portfolio holdings on the internet at mainstayinvestments.com.  You may also obtain this information by calling toll-free 800-598-2019.  With the exception of the MainStay VP High Yield Corporate Bond Portfolio, disclosure of each Portfolio’s portfolio holdings is made available as of the last day of each calendar month, no earlier than 30 days after the end of the reported month.  Disclosure of the MainStay VP High Yield Corporate Bond Portfolio’s portfolio holdings is made available as of the last day of each calendar quarter, no earlier than 60 days after the end of the reported quarter.  In addition, disclosure of each Portfolio’s top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter.  The Portfolios’ quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

Organizational Changes

At a meeting held on June 23, 2009, the Fund’s Board approved organizational changes for the MainStay VP Capital Appreciation Portfolio, MainStay VP Developing Growth Portfolio, MainStay VP Mid Cap Growth Portfolio, MainStay VP Mid Cap Value Portfolio and MainStay VP Total Return Portfolio, the details of which are described below.

MainStay VP Capital Appreciation Portfolio

The Board of Directors approved the termination of the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”), effective prior to the opening of the U.S. financial markets on June 29, 2009.  Additionally, the Board approved the following:

•
the appointment of Madison Square Investors LLC (“Madison Square Investors”) as interim subadvisor to the Portfolio, effective at the opening of the U.S. financial markets on June 29, 2009, to ensure uninterrupted receipt by the Fund of portfolio management services following the termination of MacKay Shields;

•	changing the Portfolio’s investment objective, principal investment strategy, investment process and principal risks, effective June 29, 2009;

•
a subadvisory agreement between New York Life Investments and Madison Square Investors (the “New Agreement”) reflecting the appointment of Madison Square Investors as the new subadvisor to the Portfolio.  The New Agreement will become effective upon approval by the Portfolio’s shareholders at a special meeting of shareholders expected to be held on or about October 16, 2009.  A proxy statement containing more information about the subadvisor and the New Agreement will be mailed on or about August 26, 2009 to shareholders who owned shares of the Portfolio as of July 27, 2009; and

•
changing the Portfolio’s name to MainStay VP Growth Equity Portfolio, effective on or about November 13, 2009, contingent upon shareholder approval of the New Agreement at the special meeting on or about October 16, 2009.

I.	Appointment of Madison Square Investors as Interim Subadvisor to the Portfolio

Effective June 29, 2009, in connection with the appointment of Madison Square Investors as the Portfolio’s interim subadvisor, the disclosure in the Portfolio’s Prospectus is amended as follows:

a.
All references to MacKay Shields LLC as subadvisor and MacKay Shields personnel as portfolio managers to the Portfolio are hereby replaced with references to Madison Square Investors and Madison Square Investors personnel, respectively.

b.	The paragraph under the sub-heading Madison Square Investors LLC in the section entitled “Subadvisors” beginning on page 119 of the Prospectus is hereby revised as follows:

Madison Square Investors LLC ("Madison Square Investors"), whose principal place of business is 1180 Avenue of the Americas, New York, New York, 10036, serves as Subadvisor to the MainStay VP Capital Appreciation Portfolio, MainStay VP Common Stock Portfolio, MainStay VP Mid Cap Core Portfolio, MainStay VP S&P 500 Index Portfolio, MainStay VP Asset Allocation Portfolios and the equity portion of the MainStay VP Balanced Portfolio. The firm was established in 2009 as an independent investment adviser and previously operated as an investment division of New York Life Investments. Madison Square Investors is an indirect, wholly-owned subsidiary of New York Life. As of March 31, 2009, Madison Square Investors managed approximately $8.8 billion in assets.

c.	The “Portfolio Managers” and “Portfolio Manager Biographies” sub-sections beginning on page 120 and 121, respectively, are hereby revised to include the following:

Portfolio Managers:

MainStay VP Capital Appreciation Portfolio                       Harish Kumar

Portfolio Manager Biographies:

Harish Kumar   Dr. Kumar has managed the MainStay VP Capital Appreciation Portfolio since June 2009. Dr. Kumar is a Managing Director and Head of Growth Portfolios at Madison Square Investors. Prior to joining New York Life Investments in 2005, Dr. Kumar served as a senior portfolio manager at ING Investment Management since 2002. He received his Ph.D. from Columbia University, his master's degree from the University of Colorado-Boulder, and graduated with honors from Birla Institute of Technology and Science in Pilani, India, receiving a bachelor's degree in mechanical engineering. Dr. Kumar is a CFA charter holder, and has 8 years of investment experience.

II.	Changing the Portfolio’s Investment Objective, Principal Investment Strategy, Investment Process, and Principal Risks

Effective June 29, 2009, in connection with changing the Portfolio’s investment objective, principal investment strategy, investment process and principal risks, the disclosure on pages 13 and 14 of the Portfolio’s Prospectus is hereby deleted in its entirety and replaced with the following:

The MainStay VP Capital Appreciation Portfolio's investment objective is to seek long-term growth of capital.

Principal Investment Strategy
The Portfolio normally invests at least 80% of its assets in equity securities.

Investment Process
The Portfolio invests generally in large capitalization stocks that Madison Square Investors, the
Portfolio's Subadvisor, believes will provide an opportunity for achieving superior portfolio returns
(i.e., returns in excess of the Russell 1000® Growth Index) over the long term.

The Subadvisor uses a "bottom-up" investment approach when selecting investments for the Portfolio. This means it bases investment decisions on company-specific factors, such as those listed below, and not general economic conditions.

In selecting stocks for the Portfolio, the Subadvisor uses a model that attempts to gain maximum exposure to attractive fundamentals that drive the U.S. large and mid cap growth stocks in a disciplined, risk control framework. The model uses as inputs the following factors: behavioral factors related to price and earnings revisions, valuation, earnings quality and management behavior factors.

The Subadvisor engages in periodic rebalancing with the purpose of gaining maximum exposure to attractive fundamentals that drive U.S. large and mid cap stocks in a disciplined, risk controlled framework.

The Portfolio may invest in common stock and other equity securities, in equity related securities such as preferred stock (including convertible preferred stock), and debt securities convertible into common stock.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The market capitalizations of companies in this Index fluctuate and as of December 31, 2008, they ranged from $24 million to $422 billion, approximately.

Principal Risks
Investments in common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities in which the Portfolio invests may, therefore, carry above-average risk compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500® Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The Portfolio's use of securities lending presents certain risks. The risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.

In a securities lending transaction, a Portfolio lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The Portfolio receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

The Portfolio invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:
•	fluctuating currency values;
•	less liquid trading markets;
•	greater price volatility;
•	political and economic instability;
•	less publicly available information about issuers;
•	changes in U.S. or foreign tax or currency laws; and
•	changes in monetary policy.

Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you may pay taxes, even if you do not sell any shares by year-end).

Portfolio turnover measures the amount of trading a Portfolio does during the year.

III.	Changing the Portfolio’s Name to MainStay VP Growth Equity Portfolio

Pending shareholder approval of the New Agreement at the special meeting to be held on or about October 16, 2009, all references to the MainStay VP Capital Appreciation Portfolio are hereby deleted and replaced with MainStay VP Growth Equity Portfolio or Growth Equity Portfolio, effective on or about November 13, 2009.

MainStay VP Developing Growth Portfolio

The Board of Directors terminated the Subadvisory Agreement between New York Life Investments and Lord, Abbett & Co. LLC (“Lord Abbett”), effective prior to the opening of the U.S. financial markets on June 29, 2009.  Additionally, the Board approved the following:

•
the appointment of Epoch Investment Partners, Inc. (“Epoch”) as subadvisor to the Portfolio, effective at the opening of the U.S. financial markets on June 29, 2009, pursuant to the terms of an exemptive order described on page 119 of the Portfolio’s Prospectus;

•	changing the Portfolio’s investment objective, principal investment strategy, investment process and primary benchmark index, and amending the principal risks, effective August 14, 2009; and

•	changing the Portfolio’s name from MainStay VP Developing Growth Portfolio to MainStay VP U.S. Small Cap Portfolio, effective on or about November 13, 2009.

I.	Appointment of Epoch Investment Partners, Inc. as Subadvisor to the Portfolio

In connection with the appointment of Epoch as the Portfolio’s subadvisor, the disclosure in the Portfolio’s Prospectus is amended as follows:

a.	All references to Lord, Abbett & Co. LLC as subadvisor and Lord Abbett personnel as portfolio managers to the Portfolio are hereby replaced with references to Epoch and Epoch personnel, respectively.

b.	The subsection entitled “Subadvisors” beginning on page 119 of the Prospectus is hereby amended to include the following:

Epoch Investment Partners, Inc. (“Epoch”) 640 Fifth Avenue, 18th Floor, New York, New York 10019, is the subadvisor to the MainStay VP Developing Growth Portfolio, and serves as interim subadvisor to the MainStay VP Small Cap Growth Portfolio.  Epoch was founded in April 2004 as a Delaware corporation.  As of March 31, 2009, the firm managed approximately $5.7 billion in assets.

c.	The “Portfolio Managers” and “Portfolio Manager Biographies” subsections beginning on page 120 and 121, respectively, are hereby revised to include the following:

Portfolio Managers:

MainStay VP Developing Growth Portfolio	David Pearl, William Priest and Michael Welhoelter

Portfolio Manager Biographies:

David N. Pearl, CFA     Mr. Pearl has managed the MainStay VP Developing Growth and MainStay VP Small Cap Growth Portfolios since June 2009.  Mr. Pearl joined Epoch in 2004.  Prior to joining Epoch, Mr. Pearl was a Managing Director and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC from 2001 to 2004, where he was responsible for both institutional and private client assets. Previously, he held a similar portfolio management position at ING Furman Selz Asset Management from 1997 to 2001, where he was responsible for $200 million of institutional and private client assets. He also founded and managed Sagacity International Ltd., a long/short hedge fund from 1997 to 2001. Prior to that, he was a Senior Portfolio Manager at Citibank Global Asset Management from 1994 to 1997. While at Citibank Global Asset Management, Mr. Pearl managed over $200 million of mutual fund and institutional accounts, and ranked in the top decile of performance versus his peer group. Prior to Citibank, Mr. Pearl was an officer and senior analyst of BEA Associates, predecessor to Credit Suisse Asset Management – Americas from 1986 to 1989. Mr. Pearl received a BS in Mechanical Engineering from the University of Pennsylvania and an MBA from Stanford University Graduate School of Business.

William W. Priest, CFA     Mr. Priest has managed the MainStay VP Developing Growth and MainStay VP Small Cap Growth Portfolios since June 2009.  Before founding Epoch Investment Partners in 2004, Mr. Priest was a Co-Managing Partner and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC from 2001 to 2004. Prior to joining Steinberg Priest, he was a Member of the Global Executive Committee of Credit Suisse Asset Management (CSAM) from 1997 to 2001, Chairman and Chief Executive Officer of Credit Suisse Asset Management Americas from 1990 to 2001 and CEO and Portfolio Manager of its predecessor firm BEA Associates, which he co-founded in 1972. During his 30 year tenure at BEA and CSAM, Mr. Priest developed the firm into a well-recognized investment manager with over $100 billion under management. He is a CFA charterholder, CPA, and a graduate of Duke University and the University of Pennsylvania’s Wharton Graduate School of Business. Mr. Priest is a Director of Globe Wireless, InfraRedX and a Member of the Council on Foreign Relations.

Michael A. Welhoelter, CFA     Mr. Welhoelter has managed MainStay VP Developing Growth and MainStay VP Small Cap Growth Portfolios since June 2009.  Mr. Welhoelter joined Epoch in 2005. Prior to joining Epoch, Mr. Welhoelter was a Director and Portfolio Manager in the Quantitative Strategies Group at Columbia Management Group, Inc. from 2001 to 2005. In this role, he managed over $5 billion of mutual funds and separately managed portfolios. Prior to joining Columbia Management Group, he was at Credit Suisse Asset Management Group (CSAM) from 1997 to 2001, where he was a portfolio manager in the Structured Equity Group, overseeing long/short market neutral and large cap core products. Prior to joining CSAM, he was a portfolio manager and quantitative research analyst at Chancellor/LGT Asset Management from 1986 to 1997. Mr. Welhoelter holds a BA degree in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts, is a CFA charterholder.

II.	Changing the Portfolio’s Investment Objective, Principal Investment Strategy, Investment Process and Primary Benchmark, and Amending the Principal Risks

Effective August 14, 2009, in connection with changing the Portfolio’s investment objective, principal investment strategy, investment process, principal risks and primary benchmark, the disclosure in the Portfolio’s Prospectus is amended as follows:

a.	The disclosure on pages 21 and 22 of the Portfolio’s Prospectus is hereby deleted in its entirety and replaced with the following:

The MainStay VP Developing Growth Portfolio’s investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Principal Investment Strategy

The Portfolio normally invests at least 80% of its assets in companies with market capitalizations at the time of investment comparable to companies in the Russell 2500TM Index and invests primarily in common stocks and securities convertible into common stock. The Portfolio may also engage in the lending of portfolio securities.

The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500TM Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The market capitalizations of companies in this Index fluctuate and as of May 31, 2009, they ranged from $45 million to $7 billion.

Investment Process

Epoch, the Portfolio's Subadvisor, believes small and mid capitalization companies offer a highly attractive investment opportunity due to the low level of research coverage they receive (and thus potentially undiscovered investment opportunities), and the fact that these businesses are typically more focused and offer higher growth potential than larger companies. The Subadvisor takes a long-term approach to investing, and relies primarily on its proprietary fundamental research. The portfolio is constructed using this bottom-up process.

The Subadvisor desires to produce superior risk adjusted returns by building portfolios of businesses with outstanding risk/reward profiles without running a high degree of capital risk. The Subadvisor analyzes a business in the same manner a private investor would in looking to purchase the entire company. The Subadvisor only invests in those businesses it understands and where it has confidence in the company's management and financial strength. The Subadvisor seeks businesses that generate "free cash flow" and securities that have unrecognized potential, yet possess a combination of above average free cash flow growth, and/or below average valuation.

The Subadvisor sells or reduces a position in a security when it sees the objectives of its investment thesis failing to materialize, or when it believes those objectives have been met and the valuation of the company's shares fully reflect the opportunities once thought unrecognized in share price. When the Subadvisor believes that objectives are not being met it can be for a number of reasons: the economic or competitive environment might be changing; company management's execution could be disappointing; or worst case, management proves to be less than forthright or has an inappropriate assessment of the company's state and the task at hand.

b.	The section regarding the Principal Risks of the Portfolio beginning on page 21 of the Portfolio’s Prospectus is hereby amended by adding the following:

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

c.	The “Average Annual Total Returns” table and footnotes on page 23 of the Portfolio’s Prospectus are hereby deleted in their entirety and replaced with the following:

Average Annual Total Returns
(for the period ended December 31, 2008)
	1 year	5 years	10 years
MainStay VP Developing Growth Portfolio
Investor Class[1]	-47.22%	-0.82%	-0.66%
Service Class	-47.35%	-1.07%	-0.92%
Russell 2500® Index[2]	-36.79%	-0.98%	4.08%
Russell 2000® Growth Index [3]	-38.54%	-2.35%	-0.76%
1
Performance for the Service Class shares, first offered June 5, 20ncludes historical performance of the Initial Class shares from January 1, 1999 to June 4, 2003, adjusted to reflect the fees and expenses of Service Class shares.

2
The Russell 2500® Index is a broad index featuring 2,500 stocks that cover the small and mid cap market capitalizations. The Russell 2500® is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of United States-based listed equities. The Portfolio has selected the Russell 2500® Index as its primary benchmark index in replacement of the Russell 2000® Growth Index as a result of a change in subadvisor.

3
The Russell 2000® Growth Index measures the performance of those Russell 2000® Index compauies with higher price-to-book ratios and higher forecasted growth values.  Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

III.  Changing the Fund’s Name to MainStay VP U.S. Small Cap Portfolio

Effective on or about November 13, 2009, pending shareholder approval of the New Agreement on or about October 16, 2009, all references to the MainStay VP Developing Growth Portfolio are hereby deleted and replaced with the MainStay VP U.S. Small Cap Portfolio or U.S. Small Cap Portfolio.

MainStay VP Mid Cap Growth Portfolio

The Portfolio’s Board of Directors terminated the Subadvisory Agreement between New York Life Investments and MacKay Shields, effective prior to the opening of the U.S. financial markets on June 29, 2009.  Additionally, the Board approved the following:

•	the appointment of Harvey Fram and Migene Kim, officers of New York Life Investments, as portfolio managers of the Portfolio, effective at the opening of the U.S. financial markets on June 29, 2009;

•
changing the Portfolio’s investment objective, principal investment strategy, investment process, principal risks and primary benchmark to more closely align them to those of the MainStay Mid Cap Core Portfolio, effective August 14, 2009; and

•
reorganizing the Portfolio with and into the MainStay VP Mid Cap Core Portfolio, effective on or about November 20, 2009, subject to approval by shareholders of the MainStay VP Mid Cap Growth Portfolio (“Reorganization”) at a meeting to be held on October 16, 2009.

I.	Appointment of Harvey Fram and Migene Kim as Portfolio Managers to the Portfolio

Effective June 29, 2009, in connection with the appointment of Harvey Fram and Migene Kim as the Portfolio’s portfolio managers, the disclosure in the Portfolio’s Prospectus is amended as follows:

a.	All references to MacKay Shields LLC as subadvisor and MacKay Shields personnel as portfolio managers to the Portfolio are hereby deleted.

b.	The “Portfolio Managers” and “Portfolio Manager Biographies” subsections beginning on page 120 and 121, respectively, are hereby revised to include the following:

Portfolio Managers:

MainStay VP Mid Cap Growth Portfolio              Harvey Fram and Migene Kim

Portfolio Manager Biographies:

Harvey Fram, CFA     Mr. Fram has managed the MainStay VP Common Stock Portfolio since 2004, the MainStay VP Mid Cap Core Portfolio since inception, and the MainStay VP Mid Cap Growth Portfolio since June 2009.  Mr. Fram is currently a Managing Director of at New York Life Investments and is a Managing Director at Madison Square Investors. Prior to joining New York Life Investments' Equity Investors Group in 2000, Madison Square Investors' predecessor, Mr. Fram was a Portfolio Manager and Research Strategist at Monitor Capital Advisors LLC (a former subsidiary of New York Life Investments). Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst (CFA) designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.

Migene Kim, CFA     Ms. Kim has managed the MainStay VP Common Stock Portfolio since 2007, the MainStay VP Mid Cap Core Portfolio since September 2008 and the MainStay VP Mid Cap Growth Portfolio since June 2009.  Ms. Kim is currently a Director of New York Life Investments.  Prior to joining New York Life Investments' Equity Investors Group in 2005, Madison Square Investors' predecessor, Ms. Kim spent seven years as a quantitative research analyst at INVESCO's Structured Products Group. She started her career as an analyst at the Market Risk Management Group of Chase Manhattan Bank in 1993. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. Ms. Kim is also a CFA charterholder.

II.	Changing the Portfolio’s Investment Objective, Principal Investment Strategy, Investment Process, Principal Risks and Primary Benchmark Index

Effective August 14, 2009, in connection with changing the Portfolio’s investment objective, principal investment strategy, investment process, principal risks and primary benchmark index, the disclosure in the disclosure in the Portfolio’s Prospectus is amended as follows:

a.	The disclosure on pages 42 and 43 of the Portfolio’s Prospectus is hereby deleted in its entirety and replaced with the following:

The MainStay VP Mid Cap Growth Portfolio's investment objective is to seek long-term growth of capital.

Principal Investment Strategy

The Portfolio normally invests at least 80% of its assets in companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies in the Russell Midcap® Index, and invests primarily in common stocks of U.S. companies. The Manager seeks those mid-cap companies that it believes will outperform the average of the mid-cap universe.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes securities of approximately 800 of the smallest publicly-traded companies based on a combination of their market capitalization and current index membership. The Russell Midcap Index® represents approximately 31% of the total market capitalization of the Russell 1000 companies. The market capitalizations of companies in this Index fluctuate and as of December 31, 2008, they ranged from $24 million to $15 billion.

Investment Process

The Manager uses a quantitative management approach that ranks stocks based on a proprietary model. The model focuses on value, earnings, and behavioral characteristics in the market. The Manager ranks companies in the mid-cap universe and then generally invests in companies ranked in the top 50% of the universe. The Manager ranks stocks based on the financial strength of the issuer and the potential for strong, long-term earnings growth. This approach seeks to overweight those mid-cap stocks that the Manager believes will outperform the mid-cap universe as a whole. Stocks are generally sold when they are no longer ranked in the top 50% of the ranked universe by the proprietary model. A stock's weight in the Portfolio is determined by its investment return prospects, risk outlook, transaction cost estimates as well as the portfolio risk control guidelines.

Principal Risks

Investments in common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions and the risk inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with the possibility of a greater risk of loss. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated business setbacks. Some of the securities in which the Portfolio may invest, therefore, may carry above-average risk compared to the risk of securities found in common stock indices such as the Dow Jones Industrial Average and the S&P 500® Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

Portfolio turnover measures the amount of trading a Portfolio does during the year.

b.	The “Average Annual Total Returns” table and footnotes on page 44 of the Portfolio’s Prospectus are hereby deleted in their entirety and replaced with the following:

Average Annual Total Returns
(for the period ended December 31, 2008)
	1 year	5 years	Since inception 7/2/01
MainStay VP Mid Cap Growth Portfolio
Initial Class	-44.66%	0.10%	-0.66%
Service Class[1]	-44.80%	-0.15%	-0.91%
Russell Midcap® Index[2]	-41.46%	-0.71%	1.16%
Russell Midcap® Growth Index [3]	-44.32%	-2.33%	-2.23%
1
Performance for the Service Class shares, first offered June 5, 2003, includes historical performance of the Initial Class shares from July 2, 2001 to June 4, 2003, adjusted to reflect the fees and expenses of Service Class shares.

2
The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, and represents approximately 31% of the total market capitalization of the Russell 1000® Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index. The Portfolio has selected the Russell Midcap® Index as its primary benchmark index in replacement of the Russell Midcap® Growth Index as a result of a change in subadvisor.  You cannot invest directly in an index.

3
The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

IV.	Reorganization of the Portfolio with and into MainStay VP Mid Cap Core Portfolio

If the Reorganization is approved by the Portfolio’s shareholders at the special meeting (described below), shareholders of the Portfolio would become shareholders of the MainStay VP Mid Cap Core Portfolio on or about November 20, 2009.  Following the Reorganization, the Portfolio would be liquidated.

On or about August 26, 2009, shareholders who own shares of the Portfolio as of July 27, 2009 will receive a proxy statement/prospectus containing further information regarding the MainStay VP Mid Cap Core Portfolio and the Reorganization. The proxy statement/prospectus will also include voting instruction cards with which shareholders of the Portfolio may vote on the Reorganization at a special meeting scheduled to be held on or about October 16, 2009.

If approved by shareholders at the special meeting, the Reorganization is expected to close on or about November 20, 2009.

MainStay VP Mid Cap Value Portfolio

The Portfolio’s Board of Directors terminated the Subadvisory Agreement between New York Life Investments and MacKay Shields, effective prior to the opening of the U.S. financial markets on June 29, 2009.  Additionally, the Board approved the following:

•
the appointment of Tony H. Elavia, an officer of New York Life Investments, as portfolio manager of the Portfolio, effective at the opening of the U.S. financial markets on June 29, 2009, to ensure uninterrupted receipt by the Portfolio of portfolio management services following the termination of MacKay Shields; and

•	reorganizing the Portfolio with and into the MainStay VP ICAP Select Equity Portfolio, subject to approval by the shareholders of the MainStay VP Mid Cap Value Portfolio (“Reorganization”).

I.	The Appointment of Tony H. Elavia as Portfolio Manager to the Portfolio

Effective June 29, 2009, in connection with the appointment of Tony H. Elavia as the Portfolio’s portfolio manager, the disclosure in the Portfolio’s Prospectus is amended as follows:

a.	All references to MacKay Shields LLC as subadvisor and MacKay Shields personnel as portfolio managers to the Portfolio are hereby deleted.

b.	The “Portfolio Managers” and “Portfolio Manager Biographies” subsections beginning on page 120 and 121, respectively, are hereby revised to include the following:

Portfolio Managers:

MainStay VP Mid Cap Value Portfolio                    Tony H. Elavia

Portfolio Manager Biographies:

Tony H. Elavia    Mr. Elavia has managed the MainStay VP Balanced and MainStay VP Asset Allocation Portfolios since inception.  He became a portfolio manager of the MainStay VP Mid Cap Value Portfolio in June 2009.  He is a Senior Managing Director of New York Life Investments, and also is Chief Executive Officer and Chief Investment Officer of Madison Square Investors. Prior to joining New York Life Investments in 2004, Mr. Elavia spent five years as a Managing Director and Senior Portfolio Manager of the Large Cap Growth team of Putnam Investments in Boston, Massachusetts. Mr. Elavia holds a PhD and MA in Economics from the University of Houston and a MS and BC from the University of Baroda in Vadodara, India.

II.	Reorganization of the Portfolio with and into the MainStay VP ICAP Select Equity Portfolio

If the Reorganization is approved by the Portfolio’s shareholders at the special meeting (described below), shareholders of the MainStay VP Mid Cap Value Portfolio would become shareholders of the MainStay VP ICAP Select Equity Portfolio on or about November 20, 2009.  Following the Reorganization, the Portfolio would be liquidated.

On or about August 26, 2009, shareholders who own shares of the Portfolio as of July 27, 2009 will receive a proxy statement/prospectus containing further information regarding the MainStay VP ICAP Select Equity Portfolio and the proposed Reorganization. The proxy statement/prospectus will also include voting instruction cards with which shareholders of the Portfolio may vote on the Reorganization at a special meeting scheduled to be held on or about October 16, 2009.

If approved by shareholders at the special meeting, the Reorganization is expected to close on or about November 20, 2009.

MainStay VP Total Return Portfolio

The Portfolio’s Board of Directors approved the appointment of Epoch Investment Partners, Inc. (“Epoch”) as co-subadvisor responsible for the equity portion of the Portfolio.  Additionally, the Board approved the following:

•
the appointment, pursuant to the terms of an exemptive order described on page 119 of the Portfolio’s Prospectus, of Epoch as a co-subadvisor to the MainStay VP Total Return Portfolio to manage the Portfolio’s equity investments, effective at the opening of the U.S. financial markets on June 29, 2009;

•
the appointment of Dan Roberts and Michael Kimble of MacKay Shields LLC, the Portfolio’s existing co-subadvisor, as additional portfolio managers responsible for the overall asset allocation decisions for the Portfolio, as well as portfolio management of fixed income investments, effective at the opening of the U.S. financial markets on June 29, 2009;

•
changing the Portfolio’s prospectus disclosure to reflect Epoch’s Global Equity Yield strategy for equity investments; removing “U.S.” with regard to both equity and fixed income securities; and removing growth securities as a principal risk, effective August 14, 2009;

•	changing the Portfolio’s equity benchmark index from the Russell 1000® Index to the MSCI World Index, effective August 14, 2009; and

•	changing the Portfolio’s name from MainStay VP Total Return Portfolio to MainStay VP Income Builder Portfolio, effective on or about November 13, 2009.

I.	Appointment of Epoch as Subadvisor to the Equity Portion of the Portfolio and Restructuring the MacKay Shields Portfolio Management Team

Effective at the opening of the U.S. financial markets on June 29, 2009, in connection with the appointment of Epoch as subadvisor to the equity portion of the Portfolio, and the appointment of Dan Roberts and Michael Kimble as additional portfolio managers for the Portfolio, the Portfolio’s Prospectus disclosure is amended as follows:

a.	The subsection entitled “Subadvisors” beginning on page 119 of the Prospectus is hereby amended to include the following:

Epoch Investment Partners, Inc. (“Epoch”), 640 Fifth Avenue, 18th Floor, New York, New York 10019, is the subadvisor to the MainStay VP Developing Growth Portfolio, interim subadvisor to the MainStay VP Small Cap Growth Portfolio and to the equity portion of the MainStay VP Total Return Portfolio. Epoch was founded in April 2004 as a Delaware corporation.  As of March 31, 2009, the firm managed approximately $5.7 billion in assets.

b.	The “Portfolio Managers” and “Portfolio Manager Biographies” subsections beginning on page 120 and 121, respectively, are hereby revised to include the following:

Portfolio Managers:

MainStay VP Total Return Portfolio	Dan Roberts, Gary Goodenough, Michael Kimble, and James Ramsay of MacKay Shields and William W. Priest, Eric Sappenfield and Michael A. Welhoelter of Epoch

Portfolio Manager Biographies:

Michael Kimble – Mr. Kimble has managed the fixed income investments for the MainStay VP Total Return Portfolio since June 2009.  He joined MacKay Shields in October 2004 as Director and Co-Head of High Yield portfolio management when MacKay Shields acquired the fixed income active core division of Pareto Partners. Previously the Co-Head of Pareto Partners' High Yield Investments, Mr. Kimble began his investment career with positions at Citicorp and E.F. Hutton as a fixed income credit analyst. In 1988, Mr. Kimble moved to Home Insurance Company as a High Yield Bond Analyst and Portfolio Manager. Shortly thereafter, Mr. Kimble joined the UBS team in the same capacity. While at UBS, Mr. Kimble was Co-Chairman of the Credit Committee. He received a BA from Columbia University, an MBA from New York University and a JD from Fordham School of Law. With fixed income experience since 1984, Mr. Kimble is a member of the Capital Markets Credit Analyst Society, the New York Society of Security Analysts and the New York and Louisiana State Bar Associations.

William W. Priest, CFA  Mr. Priest has managed the MainStay VP Developing Growth, MainStay VP Small Cap Growth and the equity portion of the MainStay VP Total Return Portfolios since June 2009.  Before founding Epoch Investment Partners in 2004, Mr. Priest was a Co-Managing Partner and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC from 2001 to 2004. Prior to joining Steinberg Priest, he was a Member of the Global Executive Committee of Credit Suisse Asset Management (CSAM) from 1997 to 2001, Chairman and Chief Executive Officer of Credit Suisse Asset Management Americas from 1990 to 2001 and CEO and Portfolio Manager of its predecessor firm BEA Associates, which he co-founded in 1972. During his 30 year tenure at BEA and CSAM, Mr. Priest developed the firm into a well-recognized investment manager with over $100 billion under management. He is a CFA charterholder, CPA, and a graduate of Duke University and the University of Pennsylvania’s Wharton Graduate School of Business. Mr. Priest is a Director of Globe Wireless, InfraRedX and a Member of the Council on Foreign Relations.

Dan Roberts     Mr. Roberts has managed the fixed income investments for the MainStay VP Total Return Portfolio since June 2009.  Mr. Roberts joined MacKay Shields in October 2004 when the firm acquired the fixed income division of Pareto Partners. Mr. Roberts was Chief Investment Officer and an equity shareholder at Pareto Partners. Mr. Roberts assembled the US fixed income team while serving 10 years at UBS Asset Management, most recently as Managing Director and head of the fixed income group. Prior to its acquisition by UBS, he was a Financial Economist for Chase Manhattan Bank, NA and later was head of Global Interest Rate and Currency Swaps Trading. In 1997, Mr. Roberts' fixed income group was lifted out of UBS by Forstmann-Leff International and was subsequently purchased by Pareto Partners. His regulatory and government experience includes two years at the U.S. Securities and Exchange Commission, serving at The White House with the President's Council of Economic Advisors and as Executive Director (Chief of Staff) of the U.S. Congress Joint Economic Committee. Mr. Roberts holds a BBA and a Ph.D. from University of Iowa.

Eric Sappenfield       Mr. Sappenfield has managed the MainStay VP Developing Growth, MainStay VP Small Cap Growth and the equity portion of the MainStay VP Total Return Portfolios since June 2009.  Prior to joining Epoch in 2006, Mr. Sappenfield was a research analyst at Spear Leads & Kellogg from 2004 to 2006 where he was responsible for credit/risk assessment. Previously, he was a senior analyst at Steinberg Priest & Sloane from 2002 to 2006 focusing on high yield bonds and equities of leveraged companies. Additional experience in his 21 year plus career includes senior analytical roles at The Carlyle Group, Travelers, and Jeffries and Co. Mr. Sappenfield holds a BA degree from Stanford University and an MBA from the University of California, Los Angeles.

Michael A. Welhoelter, CFA       Mr. Welhoelter has managed the MainStay VP Developing Growth, MainStay VP Small Cap Growth and the equity portion of the MainStay VP Total Return Portfolios since June 2009.  Prior to joining Epoch, Mr. Welhoelter was a Director and Portfolio Manager in the Quantitative Strategies Group at Columbia Management Group, Inc. from 2001 to 2005. In this role, he managed over $5 billion of mutual funds and separately managed portfolios. Prior to joining Columbia Management Group, he was at Credit Suisse Asset Management Group (CSAM) from 1997 to 2001, where he was a portfolio manager in the Structured Equity group, overseeing long/short market neutral and large cap core products. Prior to joining CSAM, he was a portfolio manager and quantitative research analyst at Chancellor/LGT Asset Management from 1986 to 1997. Mr. Welhoelter holds a BA degree in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts, and is CFA charterholder.

II.    Changing the Portfolio’s Prospectus Disclosure

Effective August 14, 2009, in connection with incorporating the Epoch equity investment strategy for the Portfolio, the sections entitled “Principal Investment Strategy” and “Investment Process – Equity Investments” on page 69 of the Portfolio’s prospectus is revised as follows:

Principal Investment Strategy

The Portfolio normally invests a minimum of 30% of its net assets in equity securities and a minimum of 30% of its net assets in debt securities. From time to time, the Portfolio may temporarily invest slightly less than 30% of its net assets in equity or debt securities as a result of market conditions, individual securities transactions or cash flow considerations.

Investment Process

Equity Investments

The equity portion of the Portfolio will invest in a diversified portfolio consisting primarily of global equity securities that have a history of attractive dividend yields and positive growth in free cash flow. The Portfolio will invest in global equity investments across all market capitalizations, and will generally invest in companies with a market capitalization of $250 million or greater at the time of purchase. The Portfolio's Subadvisor, Epoch Investment Partners, desires to produce superior risk adjusted returns by building portfolios of businesses with outstanding risk/reward profiles and a focus on high "shareholder yield."

In determining which portfolio securities to purchase, the Subadvisor utilizes an investment strategy that combines bottom-up stock research and selection with top-down analysis. The Subadvisor seeks securities of companies with solid long-term prospects, attractive valuation comparisons and adequate market liquidity. The stocks the Subadvisor finds attractive generally have valuations lower than the Adviser's perception of their fundamental value.

Debt Investments

It is contemplated that the Portfolio's long-term debt investments will typically consist of securities that are rated A or better by S&P or Moody's or, if unrated, deemed to be of comparable creditworthiness by the Subadvisor. Principal debt investments include U.S. government securities, corporate bonds and mortgage-related and asset-backed securities. The Portfolio may also enter into mortgage dollar roll and to be announced ("TBA") securities transactions. The Portfolio may invest in foreign debt securities.

Mortgage-related (including mortgage-backed) securities are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

In a mortgage dollar roll transaction, the Portfolio sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.

In addition, because of its investments in debt securities, the Portfolio may invest up to 20% of its assets in high-yield bonds and other debt securities rated below investment grade that the Subadvisor believes may provide capital appreciation in addition to income.

The Portfolio may also invest in convertible securities such as bonds, debentures, corporate notes and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell an equity security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition, including a deceleration in revenue and earnings growth. In considering whether to sell a debt security, the Subadvisor may evaluate, among other things, a decline in the security's rating by S&P or Moody's.

Principal Risks

The third paragraph of this section is hereby deleted.

III.  Changing the Portfolio’s Primary Equity Benchmark Index

Effective August 14, 2009, in connection with changing the Portfolio’s primary equity benchmark index, the table and footnotes on page 74 of the Portfolio’s Prospectus are deleted in their entirety and replaced with the following:

Average Annual Total Returns
(for the period ended December 31, 2008)

	1 year	5 years	10 years
MainStay VP Total Return Portfolio
Initial Class	-26.92%	-0.51%	-0.28%
Service Class[1]	-27.10%	-0.77%	-0.53%
MSCI World Index [2] (reflects no deductions for fees, expenses, or taxes)	-40.71%	-0.51%	-0.64%
Russell 1000® Index [3] (reflects no deductions for fees, expenses, or taxes)	-37.60%	-2.04%	-1.09%

S&P 500 Index[4] (reflects no deductions for fees, expenses, or taxes)	-37.00%	-2.19%	-1.38%
Total Return Core Composite Index [5] (reflects no deductions for fees, expenses, or taxes)	-22.47%	0.82%	1.88%
Barclays Capital U.S. Aggregate Bond Index[6] (reflects no deductions for fees, expenses, or taxes)	5.24%	4.65%	5.63%
1
Performance for the Service Class shares, first offered June 4, 2003, includes historical performance of the Initial Class shares from January 1, 1999 to June 3, 2003, adjusted to reflect the fees and expenses of Service Class shares.

2
The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.   The Portfolio has selected the MSCI World Index as its primary benchmark index in replacement of the Russell 1000® Index and the S&P 500® Index as a result of the change in subadvisor.

3
The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

4
The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

5
The Total Return Core Composite Index is comprised of the Russell 1000® Index and the Barclays Capital U.S. Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

6
The Barclays Capital U.S. Aggregate Bond Index (formerly named the Lehman Brothers® U.S. Aggregate Bond Index) consists of the following other unmanaged Barclays Capital U.S. indices: the Government Bond Index, Corporate Bond Index, MBS Index, and ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.

IV.  Changing the Portfolio’s Name

Effective on or about November 13, 2009, any and all references to the MainStay VP Total Return Portfolio or Total Return Portfolio are hereby deleted and replaced with MainStay VP Income Builder Portfolio or Income Builder Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.